Earnings Per Share	12 Months Ended
Jul. 01, 2017
Earnings Per Share [Abstract]
Earnings Per Share
EARNINGS PER SHARE
Basic net income per share is calculated by dividing net income by the weighted-average number of shares outstanding during the period. Diluted net income per share is calculated similarly but includes potential dilution from the exercise of stock options and restricted stock units and any other potentially dilutive instruments, only in the periods in which such effects are dilutive under the treasury stock method.
The following is a reconciliation of the weighted-average shares outstanding and calculation of basic and diluted earnings per share:

	Fiscal Year Ended
	July 1, 2017	July 2, 2016	June 27, 2015
	(millions, except per share data)
Net income	$591.0	$460.5	$402.4

Weighted-average basic shares	280.6	277.6	275.7
Effect of dilutive securities	2.2	1.7	1.5
Weighted-average diluted shares	282.8	279.3	277.2

Net income per share:
Basic	$2.11	$1.66	$1.46
Diluted	$2.09	$1.65	$1.45

At July 1, 2017, options to purchase 4.5 million shares of common stock were outstanding but not included in the computation of diluted earnings per share, as these options’ exercise prices, ranging from $45.13 to $78.46, were greater than the average market price of the common shares.
At July 2, 2016, options to purchase 5.1 million shares of common stock were outstanding but not included in the computation of diluted earnings per share, as these options’ exercise prices, ranging from $39.42 to $78.46, were greater than the average market price of the common shares.
At June 27, 2015, options to purchase 5.9 million shares of common stock were outstanding but not included in the computation of diluted earnings per share, as these options’ exercise prices, ranging from $38.75 to $78.46, were greater than the average market price of the common shares.
Earnings per share amounts have been calculated based on unrounded numbers. Options to purchase shares of the Company's common stock at an exercise price greater than the average market price of the common stock during the reporting period are anti-dilutive and therefore not included in the computation of diluted net income per common share. In addition, the Company has outstanding restricted stock unit awards that are issuable only upon the achievement of certain performance goals. Performance-based restricted stock unit awards are included in the computation of diluted shares only to the extent that the underlying performance conditions (and any applicable market condition modifiers) (i) are satisfied as of the end of the reporting period or (ii) would be considered satisfied if the end of the reporting period were the end of the related contingency period and the result would be dilutive under the treasury stock method. As of July 1, 2017, July 2, 2016 and June 27, 2015, there were approximately 5.6 million, 5.9 million, and 6.8 million, respectively, of additional shares issuable upon exercise of anti-dilutive options and contingent vesting of performance-based restricted stock unit awards, which were excluded from the diluted share calculations.